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                                                         CIGNA VARIABLE PRODUCTS
                                                              S&P 500 INDEX FUND






                                                                   ANNUAL REPORT






                                                               DECEMBER 31, 1999




           [CIGNA TREE LEAVES GRAPHIC APPEARS IN BACKGROUND OF PAGE]


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                                                                               1


DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA Variable Products S&P 500 Index Fund (the "Fund"), covering the year ended December 31, 1999.

THE MARKET ENVIRONMENT

For the sixth consecutive year, equities outperformed bonds by a wide margin in U.S. financial markets. On a global basis, stocks also generally outperformed bonds, with foreign equity markets outperforming domestic stocks. Equity markets benefited from strong economic growth, rising corporate profits and favorable financial liquidity trends, as reflected in the rapid growth of money and credit. A gradual shift in global central bank monetary policies toward more restrictive credit during the year did little to deter the favorable psychology for common stock investing.

While 1999 appeared to be another excellent year for equity investors, there were extreme winners and losers. The total return on the S&P 500 Index (the "Index") was 21.04%, an unprecedented fifth consecutive year of 20+% returns. The median Emerging Market equity fund rose by 69% while Japan's Nikkei Index rose by 67% in dollars.

Within the U.S. market, growth managers continued to outperform value-style managers by a wide margin. The big story in the equity market during 1999 was the high technology sector, with the high tech-dominated NASDAQ Index registering its best year ever with a gain of 85%.

In reality, the spectacular headline gains in high tech stocks have effectively masked profound weakness in the broadly based domestic equity market. Measurements of market breadth, including advance/decline statistics and the number of new highs vs. new lows, were more symptomatic of a "bear market." The median stock within the S&P 500 Index was virtually unchanged in price for the year, while fully 60% of issues on the New York Stock Exchange suffered a decline for the same period. The technology sector, which accounts for 30% of the weighting in the S&P 500, rose by 75%, and was responsible for 90% of the full-year Index gain. Excluding the technology sector, the remaining 70% of the Index gained less than 8%.

The equity market of the past year has been one of the most highly concentrated and speculative markets in decades, analogous to energy sector dominance between 1979 and 1980, and the "nifty fifty" consumer growth stock era of 1972 and 1973.

An examination of Fund results versus the market may be found in Management's Discussion and Analysis (page 2).

OUTLOOK

We expect that domestic equities may underperform U.S. high-grade bonds for the first full calendar year since 1993. The high-flying technology sector also appears highly vulnerable to a reversal in investor psychology. On the plus side, we expect cyclical stocks and value-style managers to outperform growth managers, industrial cyclicals to outperform growth stocks, and small capitalization stocks to outperform the large capitalization sector.

Sincerely,


/s/ Richard H. Forde

Richard H. Forde
PRESIDENT
CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND



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CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND MANAGEMENT'S DISCUSSION AND         2
ANALYSIS (Unaudited)


As we entered 1999, expectations for progressive economic weakness and the potential for an accommodative response by the Federal Reserve confined U.S. equity markets to a narrow but volatile trading range over the first two months of the year. By the first week of March, however, it became clear that domestic economic growth continued to be much stronger than had been expected. Equity markets continued to exhibit a lack of breadth. Over half the names in the S&P 500 produced negative returns for the quarter. Just five stocks (Microsoft, America Online, Citigroup, MCI Worldcom and AIG) accounted for half of the total return for this benchmark. The continued performance dominance of a limited number of large capitalization companies again allowed the S&P 500 to outperform active managers.

Momentum in large technology and brokerage companies pushed growth stocks well ahead of their value counterparts. The S&P/BARRA Growth Index returned 6.88% through March while the S&P/BARRA Value Index returned only 2.85%. The recovery of small and MidCap stocks in the fourth quarter of 1998 was reversed in the first quarter of 1999 and both the S&P MidCap Index (-6.38%) and S&P SmallCap Index (-9.00%) provided strongly negative returns.

The Fund returned 4.87% for the first quarter, compared with the 4.98% quarterly return for the S&P. (Index results do not reflect brokerage or other investment expenses.)

U.S. equity markets traded in a narrow range during April and May, achieving negligible gains over that period. Concerns about the rapid growth in both private sector debt and the money supply, as well as excess capacity, increased potential for wage inflation and a record current account deficit had all but made an interest rate increase during the June FOMC meeting a FAIT ACCOMPLI. By June, however, continuing evidence of a strong rebound in corporate profits generated by indefatigable consumer optimism, consequent demand and unmatched productivity growth propelled the Fund to a 7.06% second quarter return, compared with the S&P 500's 7.05% return.

Second quarter results saw many small and mid-capitalization cyclical stocks increase in value, representing a significant shift on the part of market participants. Accordingly, industry reversals were also in evidence as Aluminum, Miscellaneous Metals, Chemicals, Diversified Manufacturing and Machinery all posted better than 25% returns for the quarter while Health Care, Savings & Loans and Drugs registered loses. As further evidence of expanding market breadth, the S&P MidCap Index (14.16%) and S&P SmallCap Index (15.42%) provided returns more than double those of the S&P 500 during the quarter.

In the third quarter, U.S. equity markets remained on a persistent "Fed watch", fearful that the final 25 basis points of the 75-point easing that had been granted last year to stem a global financial crisis would be reversed. Operating under this pall, the equity markets drifted ultimately lower over the quarter, giving back most of the second quarter gains. The Fund returned -6.28%, while the S&P 500 was down -6.24%.

Market breadth exhibited in the second quarter dissipated, as did the resurgence in value stocks. Large-capitalization technology names limited growth stocks losses for the quarter to 3.49% as measured by the S&P/BARRA Growth Index while the S&P/BARRA Value Index fell 9.23% during the same period.

To be sure, the prospect of corrective measures to deal with unanticipated growth did much to temper returns over most of the year, with the S&P earning barely a quarter of its yearly gains through September. However, as the country's Y2K concerns began to dissipate before year-end, investors anticipated renewed capital investing for enterprise technology. Tax avoidance strategies and the usual year-end window dressing actions on the part of fund managers further supported prices of these select issues through December. As a result the Fund returned 14.79% for the fourth quarter and 20.77% for the year. The S&P 500 provided a 14.88% return for the final quarter of 1999 and 21.04% for the year.

At the end of 1999, we now find ourselves in the midst of the longest running expansion in U.S. history. The economy maintained the combination of strong real economic growth, earnings that continued to surprise on the upside, and the lack of significant wage inflation in the tightest job market in memory. In a year when optimistic market prognosticators were hoping for a mere reversion to the mean for equity returns, the S&P 500 produced a fifth consecutive year of 20+% returns. More remarkably, this was accomplished in an environment when the Federal Reserve was reclaiming all the interest rate cuts that had largely supported last year's equity markets.

But the seemingly strong total return for this benchmark masked the underlying weakness of the market as a whole during the year, and in fact continues a pattern of lack of breadth that has persisted over several years. With the exception of a brief period in the second quarter where we witnessed some rotation into value and lower capitalization stocks, this has been a market dominated by the performance of large capitalization high growth issues,


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CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND MANAGEMENT'S DISCUSSION AND         3
ANALYSIS (Unaudited)  (Continued)



particularly concentrated in communication, media and technology.

Nearly half (49.5%) of the constituents of the S&P 500 actually produced negative returns for the year. While the average stock in this benchmark was up 13.9%, the median stock only returned 0.4%. Clearly this was a stock picker's year. As a result the average U.S. equity mutual fund manager outperformed the S&P 500 in 1999 with a return of 26%, according to Lipper, Inc.

Many of the concerns that existed in the markets at the end of 1999 are still outstanding; tight labor markets, stocks that remain fundamentally overvalued, a large current account deficit. The fact that the market was able to advance in the face of these impediments is testimony to the impact of productivity improvements, resulting from corporate restructurings and technological investments over a number of years. However, the market has become increasingly dependent on further advances in this area. Investors have forecast continuing increases in business efficiencies through adaptation of the Internet, business-to-business and broadband technologies. The quest for efficiencies will likely maintain the frenzied pace of mergers and acquisition activity witnessed in 1999. Stock investors will likely continue to price issues as if efficiencies will be fully realized until provided evidence to the contrary.

While it is possible that the Fed will follow with further "pre-emptive strikes" the markets seem convinced that the current administration or any new administration will be committed to maintaining a program of sustainable growth and will likely take these moves in stride. Many fear that a correction in overpriced technology names may cause a correction in the broad market. However, given the current market narrowness, a redeployment of assets into undervalued and ignored components would appear more likely. On balance, we would project a continued pattern of exceptional returns in specific names and somewhat more subdued returns to the broad market in equities over the next year.



                [THE FOLLOWING APPEARS AS A BAR CHART GRAPHIC]


            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (UNAUDITED)
                               1/1/90 - 12/31/99


|------------------------------------------------------|
|              AVERAGE ANNUAL RETURN                   |
|                                                      |
|               1-Year  3-Year   5-Year   10-Year      |
|12/31/99       20.77%  27.47%   28.26%   17.27%       |
|------------------------------------------------------|


           CVP S&P 500       S&P 500
           INVESTMENT     INVESTMENT

12/89        $10,000        $10,000
12/90        $ 9,601        $ 9,680
12/91        $13,198        $12,635
12/92        $13,671        $13,607
12/93        $14,076        $14,968
12/94        $14,171        $15,177
12/95        $19,388        $20,856
12/96        $23,746        $25,668
12/97        $31,665        $34,235
12/98        $40,723        $44,016
12/99        $49,179        $53,277


CVP S&P 500 = CIGNA Variable Products S&P 500 Index Fund

S&P 500 = Standard & Poors 500 Index - Total Return


CIGNA Variable Products S&P 500 Index Fund's performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in the net asset value. The Fund does not charge a sales load, but may be used with variable insurance products that contain other charges which would affect the ultimate return to the investor. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Fund's performance has been compared with the total return performance for the Standard & Poor's Composite Index of 500 Stocks (S&P 500). This index is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses. As of November 1993, the Fund changed its investment approach from active management to an index method which attempts to replicate the total return performance of the S&P 500, after Fund expenses.



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CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND INVESTMENTS IN SECURITIES           4
December 31, 1999

                                                               MARKET
                                             NUMBER OF         VALUE
                                              SHARES           (000)
---------------------------------------------------------------------
COMMON STOCKS - 87.0%
Microsoft Corp.*                             102,500       $  11,967
General Electric Co.                          65,100          10,074
Cisco Systems, Inc.*                          65,000           6,963
Wal-Mart Stores, Inc.                         88,600           6,124
Exxon Corp.                                   68,562           5,524
Intel Corp.                                   66,400           5,466
Lucent Technologies, Inc.                     62,236           4,656
International Business Machines Corp.         36,000           3,888
Citigroup, Inc.                               67,088           3,728
America Online, Inc.*                         44,400           3,349
American International Group, Inc.            30,612           3,310
SBC Communications, Inc.                      67,594           3,295
A T & T Corp.                                 63,386           3,217
Oracle Corp.*                                 28,318           3,173
Home Depot, Inc.                              45,750           3,137
Merck & Co., Inc.                             46,600           3,125
MCI WorldCommunications, Inc.                 56,413           2,993
Coca-Cola Co.                                 49,100           2,860
Procter & Gamble Co.                          26,100           2,860
Nortel Networks Corp.                         26,520           2,679
Dell Computer Corp.*                          50,700           2,586
Royal Dutch Petroleum Co.                     42,700           2,581
Johnson & Johnson                             27,600           2,570
Bristol-Myers Squibb Co.                      39,500           2,535
Pfizer, Inc.                                  77,000           2,498
Sun Microsystems, Inc.*                       31,000           2,400
Qualcomm, Inc.                                13,200           2,325
Hewlett-Packard Co.                           20,300           2,313
Yahoo Inc.*                                    5,200           2,250
E M C Corp *                                  20,312           2,219
Bell Atlantic Corp.                           30,794           1,896
Time Warner, Inc.                             25,700           1,862
Motorola, Inc.                                12,100           1,782
BellSouth Corp.                               37,800           1,770
BancAmerica Corp.                             33,918           1,702
Morgan Stanley, Dean Witter, Discover & Co.   11,070           1,580
Texas Instruments, Inc.                       15,900           1,540
American Express Company                       8,900           1,480
Lilly (Eli) & Co.                             22,000           1,463


                                                             MARKET
                                           NUMBER OF         VALUE
                                              SHARES         (000)
-------------------------------------------------------------------
Warner-Lambert Co.                            17,000      $  1,393
du Pont (E.I.) de Nemours & Co.               20,778         1,369
GTE Corp.                                     19,300         1,362
Wells Fargo & Co.                             32,760         1,325
Tyco International Ltd.                       33,239         1,292
Chase Manhattan Corp.                         16,584         1,288
Federal National Mortgage Association         20,600         1,286
Ford Motor Co.                                24,000         1,283
Schering-Plough Corp.                         29,200         1,232
Amgen, Inc.*                                  20,200         1,213
Disney (Walt) Co.                             41,000         1,199
Sprint Corp.                                  17,300         1,164
Chevron Corp.                                 13,000         1,126
Philip Morris Companies, Inc.                 47,500         1,101
Abbott Laboratories                           30,300         1,100
McDonald's Corp.                              26,900         1,084
American Home Products Corp.                  26,300         1,037
PepsiCo, Inc.                                 29,300         1,033
CBS Corp.                                     15,515           992
Applied Materials, Inc.*                       7,500           950
MediaOne Group, Inc.*                         12,100           929
General Motors Corp.                          12,700           923
Compaq Computer Corp.                         33,675           911
Honeywell, Inc.                               15,787           911
Gillette Co.                                  21,600           890
Sprint Corp. (PCS Group)*                      8,600           882
Medtronic, Inc.                               23,400           853
Viacom, Inc., Class B*                        13,800           834
Gap (The), Inc.                               17,062           785
Minnesota Mining and Manufacturing Co.         8,000           783
Boeing Company                                18,576           772
Colgate-Palmolive Co.                         11,800           767
Computer Associates International, Inc.       10,812           756
Global Crossing Ltd.*                         15,070           754
Comcast Corp., Class A (Special)              14,700           743
NEXTEL Communications, Inc., Class A*          7,200           743
Banc One Corp.                                22,819           732
U.S. West, Inc.                                9,999           720
Kimberly-Clark Corp.                          10,732           700
Anheuser-Busch Companies, Inc.                 9,300           659


The Notes to Financial Statements are an integral part of these statements.


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CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND INVESTMENTS IN SECURITIES           5
December 31, 1999 (Continued)

                                                        MARKET
                                         NUMBER OF       VALUE
                                          SHARES          (000)
----------------------------------------------------------------
Federal Home Loan Mortgage Corp.          13,800        $   649
Automatic Data Processing, Inc.           12,000            647
Dayton Hudson Corp.                        8,700            639
Corning, Inc.                              4,900            632
First Union Corp.                         19,228            631
FleetBoston Fin'l. Corp.                  18,101            630
Enron Corp.                               14,200            630
United Technologies Corp.                  9,700            630
Electronic Data Systems Corp.              9,300            623
Alcoa, Inc.                                7,500            623
Unilever NV                               11,335            617
Schwab (Charles) Corp.                    15,950            612
Merrill Lynch & Co., Inc.                  7,300            610
Schlumberger Ltd.                         10,700            602
Clear Channel Communications, Inc.*        6,700            598
Bank of New York, Inc.                    14,900            596
Dow Chemical Co.                           4,400            588
Carnival Corp.                            12,200            583
Texaco, Inc.                              10,700            581
Walgreen Co.                              19,800            579
Atlantic Richfield Co.                     6,500            562
Solectron Corp.*                           5,800            552
Emerson Electric Co.                       8,800            505
ALLTEL Corp.                               6,100            504
Tellabs, Inc.*                             7,700            494
Marsh & McLennan Companies, Inc.           5,100            488
International Paper Co.                    8,237            465
Gannett Co., Inc.                          5,700            465
Pharmacia & Upjohn, Inc.                  10,110            455
Fifth Third Bancorp                        6,125            449
Gateway, Inc.*                             6,200            447
Monsanto Company                          12,500            445
Morgan (J.P.) & Co.                        3,500            443
Lowes Companies, Inc.                      7,400            442
SunTrust Banks, Inc.                       6,400            440
MBNA Corp.                                15,968            435
Eastman Kodak Co.                          6,400            424
Micron Technology, Inc.                    5,400            420
Firstar Corp.                             19,473            411
First Data Corp.                           8,300            409


                                                            MARKET
                                           NUMBER OF         VALUE
                                              SHARES         (000)
-------------------------------------------------------------------
Sara Lee Corp.                                18,400       $   406
Illinois Tool Works, Inc.                      6,000           405
Associates First Capital Corp., Class A       14,538           399
Costco Whsl. Corp.                             4,300           392
Allstate Corp.                                16,096           386
Cendant Corp.*                                14,404           383
Seagram Company Ltd.                           8,500           382
American General Corp.                         4,998           379
BMC Software Inc.*                             4,700           376
Network Appliance, Inc.*                       4,400           365
Household International, Inc.                  9,646           359
Duke Energy Co.                                7,162           359
Baxter International, Inc.                     5,600           352
Mellon Fin'l Corp.                            10,300           351
U. S. Bancorp, Inc.                           14,702           350
Halliburton Co.                                8,700           350
Omnicom Group                                  3,500           350
Safeway, Inc.*                                 9,800           349
Campbell Soup Company                          9,000           348
Caterpillar, Inc.                              7,300           344
Weyerhaeuser Co.                               4,700           337
3Com Corp.*                                    7,100           334
Columbia/HCA Healthcare Corp.                 11,300           331
Apple Computer, Inc.                           3,200           329
Southern Company                              13,800           324
Conoco, Inc.                                  12,858           320
Analog Devices Inc.                            3,400           316
Interpublic Group of Companies, Inc.           5,400           312
Washington Mutual, Inc.                       11,805           307
AES Corp.*                                     4,100           306
Kroger Co.*                                   16,100           304
CVS Corp.                                      7,600           303
Bestfoods                                      5,700           300
CIGNA Corp.                                    3,700           298
Xerox Corp.                                   13,100           297
National City Corp.                           12,400           294
Computer Sciences Corp.*                       3,100           293
Heinz (H.J.) Co.                               7,300           291
Xilins Inc.*                                   6,400           291
NIKE, Inc., Class B                            5,700           283


The Notes to Financial Statements are an integral part of these statements.

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CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND INVESTMENTS IN SECURITIES           6
December 31, 1999 (Continued)

                                                         MARKET
                                          NUMBER OF       VALUE
                                          SHARES          (000)
----------------------------------------------------------------
Guidant Corp.                              6,000       $    282
General Instrument Corp.*                  3,300            281
Novell, Inc.*                              7,000            280
Wachovia Corp.                             4,100            279
Tribune Co.                                5,000            275
Albertson's, Inc.                          8,313            268
PNC Bank Corp.                             6,000            267
Pitney-Bowes, Inc.                         5,500            266
Providian Financial Corp.                  2,900            264
Aegon NV ARS                               2,765            264
Sysco Corp.                                6,600            261
Cardinal Health, Inc.                      5,450            261
Williams Companies, Inc.                   8,400            257
Compuware Corp.*                           6,900            257
Kellogg Co.                                8,100            250
AFLAC, Inc.                                5,200            245
Northern Trust Corp.                       4,600            244
Clorox Co.                                 4,800            242
PE Corp. (Biosystems Group)                2,000            241
Phillips Petroleum Co.                     5,100            240
McGraw-Hill Cos., Inc.                     3,900            240
FDX Corp.*                                 5,800            237
Sears, Roebuck & Company                   7,700            234
State Street Corp.                         3,200            234
Comverse Technology Inc.*                  1,600            232
Textron, Inc.                              3,000            230
Masco Corp.                                9,000            228
Burlington Northern Santa Fe Corp.         9,367            227
Lexmark Intern'l. Group, Inc. Class A*     2,500            226
May Department Stores Co.                  6,950            224
Teradyne Inc.*                             3,400            224
Kohl's Corp.*                              3,100            224
Hartford Financial Services Group, Inc.    4,700            223
General Mills, Inc.                        6,200            222
Citrix Sys. Inc.*                          1,800            221
PPG Industries, Inc.                       3,500            219
ConAgra, Inc.                              9,600            217
Union Pacific Corp.                        4,900            214
Deere & Co.                                4,900            213
Federated Department Stores, Inc.*         4,200            212


                                                            MARKET
                                           NUMBER OF         VALUE
                                              SHARES         (000)
-------------------------------------------------------------------
General Dynamics Corp.                         4,000       $   211
AMR Corp.                                      3,100           208
Best Buy Co., Inc.*                            4,100           206
Waste Management, Inc.                        11,932           205
Aon Corp.                                      5,025           201
Dover Corp.                                    4,400           200
KeyCorp                                        9,016           199
Texas Utilities Co.                            5,600           199
Lehman Brothers Holdings, Inc.                 2,340           198
ADC Telecommunications, Inc.*                  2,700           196
Unisys Corp.*                                  6,100           195
Limited, Inc.                                  4,500           195
Paychex, Inc.                                  4,800           192
Tandy Corp.                                    3,900           192
Seagate Technology, Inc.*                      4,100           191
Wrigley (Wm.) Jr. Company                      2,300           191
Staples, Inc.*                                 9,150           190
Edison International                           7,200           189
LSI Logic Corp.*                               2,800           189
KLA-Tencor Corp.*                              1,700           189
Capital One Financial Corp.                    3,900           188
Rohm & Haas Co.                                4,585           187
Rockwell International Corp.                   3,900           187
Chubb Corp.                                    3,300           186
Alcan Aluminum Ltd.                            4,500           185
Quaker Oats Co.                                2,800           184
Georgia-Pacific Corp.                          3,600           183
New York Times Co., Class A                    3,700           182
Ingersol-Rand Co.                              3,300           182
Raytheon Co., Class B                          6,800           181
United Healthcare Corp.                        3,400           181
Union Carbide Corp.                            2,700           180
Ralston Purina Co.                             6,300           176
Circuit City Stores, Inc.                      3,900           176
Molex Inc.                                     3,100           176
Delphi Automotive System Corp.                11,126           175
El Paso Energy Corp Del.                       4,508           175
Adobe Systems, Inc.                            2,600           175
Avery Dennison Corp.                           2,400           175
IMS Health Inc.                                6,400           174


The Notes to Financial Statements are an integral part of these statements.

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CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND INVESTMENTS IN SECURITIES           7
December 31, 1999 (Continued)

                                                         MARKET
                                          NUMBER OF       VALUE
                                          SHARES          (000)
----------------------------------------------------------------
Avon Products, Inc.                        5,200         $  172
Coca-Cola Enterprises, Inc.                8,500            171
Lockheed Martin Corp.                      7,760            170
BB&T Corp.                                 6,200            170
Aetna, Inc.                                3,042            170
Boston Scientific Corp.*                   7,700            168
Lincoln National Corp.                     4,100            164
Consolidated Edison Co. of N.Y., Inc.      4,700            162
Southwest Airlines Co.                     9,925            161
Unocal Corp.                               4,800            161
Newell Rubbermaid, Inc.                    5,507            160
Franklin Resources, Inc.                   5,000            160
Public Service Enterprises Group, Inc.     4,600            160
Occidental Petroleum Corp.                 7,300            158
Marriott International, Inc.               5,000            158
Kansas City Southern Inds., Inc.           2,100            157
PG & E Corp.                               7,600            156
St. Paul Cos. Inc.                         4,632            156
Praxair, Inc.                              3,100            156
Norfolk Southern Corp.                     7,500            154
Air Products & Chemicals, Inc.             4,600            154
FPL Group, Inc.                            3,600            154
Dominion Resources, Inc.                   3,900            153
Archer-Daniels-Midland Co.                12,474            152
AmSouth Bancorp                            7,800            151
UNUM Provident Corp.                       4,725            151
Republic New York Corp.                    2,100            151
USX-Marathon Group                         6,100            150
Coastal Corp.                              4,200            149
Parametric Technology Corp.*               5,400            146
Burlington Resources, Inc.                 4,410            146
Unicom Corp.                               4,300            144
Transocean Sedco Forex Inc.                4,272            144
Tenet Healthcare Corp.*                    6,100            143
Comerica, Inc.                             3,050            142
Jefferson-Pilot Corp.                      2,075            142
SLM Hldg Corp.                             3,300            139
Delta Airlines, Inc.                       2,800            139
National Semiconductor Corp.*              3,200            137
PECO Energy Co.                            3,900            136


                                                            MARKET
                                           NUMBER OF         VALUE
                                              SHARES         (000)
-------------------------------------------------------------------
Reliant Energy, Inc.                           5,907       $   135
CSX Corp.                                      4,300           135
Loews Corp.                                    2,200           134
Hershey Foods Corp.                            2,800           133
Baker Hughes, Inc.                             6,290           132
MGIC Investment Corp.                          2,200           132
Barrick Gold Corp.                             7,400           131
Becton, Dickinson and Co.                      4,900           131
CenturyTel Inc.                                2,750           130
Danaher Corp.                                  2,700           130
Allergan, Inc.                                 2,600           130
TRW, Inc.                                      2,500           130
TJX Companies, Inc.                            6,300           129
Cox Communications, Inc., Class A*             2,458           127
Entergy Corp.                                  4,900           126
McKesson HBOC, Inc.                            5,523           125
SouthTrust Corp.                               3,300           125
Consolidated Natural Gas Co.                   1,900           123
American Electric Power Co., Inc.              3,800           122
Dow Jones & Co., Inc.                          1,800           122
Dollar General Corp.                           5,318           121
Golden West Financial Corp.                    3,600           121
Fort James Corp.                               4,400           120
Champion International Corp.                   1,900           118
Tricon Global Restaurants, Inc.*               3,040           117
Fortune Brands, Inc.                           3,400           112
Conseco, Inc.                                  6,158           110
Huntington Bancshares, Inc.                    4,579           109
Paine Webber Group, Inc.                       2,800           109
Parker-Hannifin Corp.                          2,125           109
Regions Financial Corp.                        4,300           108
Bear Stearns Companies, Inc.                   2,525           108
Kerr-McGee Corp.                               1,738           108
Summit Bancorp                                 3,500           107
Willamette Industries, Inc.                    2,300           107
Reynolds Metals Co.                            1,400           107
Penney (J.C.) Co., Inc.                        5,300           106
PeopleSoft, Inc.*                              4,930           105
Adaptec Inc.*                                  2,100           105
Mattel, Inc.                                   7,945           104


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND INVESTMENTS IN SECURITIES
December 31, 1999 (Continued)                                                  8

                                                         MARKET
                                           NUMBER OF      VALUE
                                            SHARES        (000)
----------------------------------------------------------------
Synovus Financial Corp.                      5,250       $  104
FirstEnergy Corp.                            4,600          104
Cincinnati Financial Corp.                   3,300          103
Union Planters Corp.                         2,600          102
Ecolab, Inc.                                 2,600          102
Amerada Hess Corp.                           1,800          102
Progressive Corp., Ohio                      1,400          102
Eaton Corp.                                  1,400          102
Columbia Energy Group                        1,600          101
Dun & Bradstreet Corp.                       3,400          100
MBIA, Inc.                                   1,900          100
Leggett & Platt Inc.                         4,600           99
Black & Decker Corp.                         1,900           99
Kmart Corp.*                                 9,700           98
Whirlpool Corp.                              1,500           98
Dana Corp.                                   3,243           97
AutoZone, Inc.*                              3,000           97
Bed Bath & Beyond Inc.*                      2,800           97
Johnson Controls, Inc.                       1,700           97
Old Kent Fin'l. Corp.                        2,700           95
Knight-Ridder, Inc.                          1,600           95
Phelps Dodge Corp.                           1,416           95
Times Mirror Co., Class A                    1,400           94
Nucor Corp.                                  1,700           93
Biomet, Inc.                                 2,300           92
Wellpoint Health Networks                    1,400           92
UST, Inc.                                    3,600           91
Carolina Power & Light Co.                   3,000           91
DTE Energy Co.                               2,900           91
Grainger (W.W.), Inc.                        1,900           91
Price, T. Rowe & Assoc. Inc.                 2,400           89
Scientific-Atlanta, Inc.                     1,600           89
Genuine Parts Co.                            3,550           88
Ameren Corp.                                 2,700           88
Block (H & R), Inc.                          2,000           88
Goodyear Tire and Rubber Co.                 3,100           87
Mead Corp.                                   2,000           87
Maytag Corp.                                 1,800           86
Sealed Air Corp.*                            1,636           85
Central & Southwest Corp.                    4,200           84


                                                            MARKET
                                           NUMBER OF         VALUE
                                              SHARES         (000)
-------------------------------------------------------------------
Constellation Energy Group                     2,900        $   84
Sempra Energy                                  4,754            83
Office Depot, Inc.*                            7,500            82
Tosco Corp.                                    3,000            82
Anadarko Petroleum Corp.                       2,400            82
Cabletron Systems, Inc.*                       3,100            81
Torchmark Corp.                                2,800            81
Advanced Micro Devices, Inc.*                  2,800            81
Cooper Industries, Inc.                        2,000            81
Inco Ltd.                                      3,400            80
Vulcan Materials Co.                           2,000            80
Florida Progress Corp.                         1,900            80
Brown-Forman Corporation, Class B              1,400            80
Nordstrom, Inc.                                3,000            79
International Flavors & Fragrances, Inc.       2,100            79
Owens-Illinois, Inc.*                          3,100            78
GPU, Inc.                                      2,600            78
Hasbro, Inc.                                   3,975            76
Eastman Chemical Co.                           1,600            76
Northrop Grumman Corp.                         1,400            76
PP & L Resources, Inc.                         3,300            75
Cinergy Corp.                                  3,120            75
Newmont Mining Corp.                           3,063            75
Bausch & Lomb, Inc.                            1,100            75
Freeport McMoran Copper & Gold, Inc.           3,500            74
Apache Corp.                                   2,000            74
Hilton Hotels Corp.                            7,600            73
Fluor Corp.                                    1,600            73
VF Corp.                                       2,400            72
Comcast Corp., Class A                         1,500            72
Temple-Inland, Inc.                            1,100            72
Toys 'R' Us, Inc.*                             5,000            71
Sherwin-Williams Co.                           3,400            71
SAFECO Corp.                                   2,800            70
New Century Energies, Inc.                     2,300            70
Placer Dome, Inc.                              6,400            69
Winn-Dixie Stores, Inc.                        2,900            69
PACCAR, Inc.                                   1,550            69
Nabisco Group Holding Corp.                    6,400            68
Equifax, Inc.                                  2,900            68


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND INVESTMENTS IN SECURITIES           9
December 31, 1999 (Continued)

                                                         MARKET
                                          NUMBER OF       VALUE
                                          SHARES          (000)
----------------------------------------------------------------
Watson Pharmaceuticals, Inc.*              1,900         $   68
Donnelley (R.R.) & Sons Co.                2,700             67
PE Corp. (Celera Genomics Group)*            450             67
Navistar International Corp., Inc.*        1,400             66
CMS Energy Corp.                           2,100             65
Westvaco Corp.                             1,950             64
Union Pacific Resources Group, Inc.        4,949             63
Goodrich, (B.F.) Co.                       2,200             61
Ceridian Corp.*                            2,800             60
Sigma-Aldrich Corp.                        2,000             60
Northern States Power Co.                  3,000             59
ALZA Corp.*                                1,700             59
Rite-Aid Corp.                             5,200             58
Bard (C. R.), Inc.                         1,100             58
ITT Inds. Inc.                             1,700             57
Crown Cork & Seal Co., Inc.                2,500             56
Countrywide Credit Industries, Inc.        2,200             56
USX-U.S. Steel Group                       1,700             56
Harcourt General, Inc.                     1,400             56
Mirage Resorts, Inc.*                      3,600             55
Engelhard Corp.                            2,850             54
Wendy's International, Inc.                2,600             54
Pall Corp.                                 2,500             54
Harrah's Entertainment, Inc.*              2,050             54
U.S. Airways Group, Inc.*                  1,700             54
Niagara Mohawk Hldgs. Inc.                 3,800             53
Darden Restaurants, Inc.                   2,900             53
Hercules, Inc.                             1,900             53
Pinnacle West Cap. Corp.                   1,700             52
Stanley Works                              1,700             51
St. Jude Med. Inc.                         1,650             51
Quintiles Transnational Co.*               2,700             50
Ashland, Inc.                              1,500             49
Liz Claiborne, Inc.                        1,300             49
SuperValu, Inc.                            2,400             48
Mallinckrodt Group, Inc.                   1,500             48
Thermo Electron Corp.*                     3,100             46
Great Lakes Chemical Corp.                 1,200             46
Meredith Corp.                             1,100             46
HealthSouth Corp.*                         8,400             45


                                                            MARKET
                                              NUMBER OF      VALUE
                                              SHARES         (000)
-------------------------------------------------------------------
Boise Cascade Corp.                            1,100        $   45
Allegheny Technologies, Inc.                   1,970            44
Deluxe Corp.                                   1,600            44
Dillard's, Inc., Class A                       2,100            42
Brunswick Corp.                                1,900            42
Sunoco, Inc.                                   1,800            42
Tektronix, Inc.                                1,000            39
Cummins Engine Co., Inc.                         800            39
Bemis Company, Inc.                            1,100            38
PerkinElmer Inc.                                 900            38
Silicon Graphics, Inc.*                        3,800            37
Manor Care Inc.*                               2,300            37
Rowan Companies, Inc.*                         1,700            37
Ryder System, Inc.                             1,500            37
Coors (Adolph) Co., Class B                      700            37
Service Corporation International              5,100            35
Pactiv Corp.                                   3,300            35
Thomas & Betts Corp.                           1,100            35
Millipore Corp.                                  900            35
Homestake Mining Co.                           4,300            34
Allied Waste Industries, Inc.*                 3,800            34
Consolidated Stores Corp.*                     2,100            34
Autodesk, Inc.                                 1,000            34
FMC Corp.*                                       600            34
American Greetings Corp., Class A              1,400            33
NICOR, Inc.                                    1,000            33
Andrew Corp.*                                  1,693            32
Worthington Industries, Inc.                   1,900            31
Alberto-Culver Co., Class B                    1,200            31
Louisiana-Pacific Corp.                        2,100            30
Centex Corp.                                   1,200            30
Snap-On, Inc.                                  1,150            30
Humana, Inc.*                                  3,300            27
National Service Industries, Inc.                900            27
Armstrong World Industries, Inc.                 800            27
Briggs & Stratton Corp.                          500            27
Crane Co.                                      1,300            26
Cooper Tire & Rubber Co.                       1,600            25
Pulte Corp.                                    1,100            25
Shared Medical Systems Corp.                     500            25



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND INVESTMENTS IN SECURITIES          10
December 31, 1999 (Continued)

                                                               MARKET
                                              NUMBER OF         VALUE
                                              SHARES            (000)
----------------------------------------------------------------------
Timken Co.                                     1,200            $  24
Ball Corp.                                       600               24
People's Energy Corp.                            700               23
Payless ShoeSource, Inc.*                        496               23
Eastern Enterprises                              400               23
Bethlehem Steel Corp.*                         2,600               22
Tupperware Corp.                               1,300               22
Great Atlantic & Pacific Tea Co., Inc.           800               22
Potlatch  Corp.                                  500               22
Grace (W.R.) & Co.                             1,500               21
Owens-Corning Fiberglas Corp.                  1,100               21
Long's Drug Stores Corp.                         800               21
CommScope, Inc.*                                 500               20
Kaufman & Broad Home Corp.                       800               19
Ikon Office Solutions, Inc.                    2,700               18
Polaroid Corp.                                   900               17
Jostens, Inc.                                    700               17
Autoliv, Inc.                                    579               17
Waddell & Reed Financial, Inc., Class B          636               16
Springs Industries, Inc., Class A                400               16
ONEOK, Inc.                                      600               15
ChoicePoint, Inc.*                               360               15
Fleetwood Enterprises, Inc.                      700               14
Corn Products International, Inc.                425               14
Pep Boys-Manny, Moe & Jack                     1,300               12
Milacron, Inc.                                   800               12
Russell Corp.                                    700               12
Ryerson Tull, Inc.                               600               12
Newport News Shipbuilding & Dry Dock Co.         440               12
McDermott International, Inc.                  1,200               11
Neiman Marcus Group.*                            421               11
Quest Diagnostics, Inc.*                         362               11
NACCO Industries, Inc., Class A                  200               11
Battle Mountain Gold Co.                       4,500                9
Reebok International Ltd.                      1,100                9
Foster Wheeler Corp.                             900                8
Covance, Inc.*                                   725                8
Earthgrains Co.                                  512                8
RH Donnelley Corp.                               420                8
Harland (J.H.) Co.                               400                7


                                                               MARKET
                                              NUMBER OF         VALUE
                                              SHARES            (000)
----------------------------------------------------------------------
Tenneco, Inc.                                    660            $   6
Safety-Kleen Corp.*                              560                6
Roadway Express, Inc.                            300                6
Strattec Security Corp.*                         180                6
Agribrands International, Inc.*                  130                6
Teledyne Technologies Inc.*                      562                5
General Semiconductor, Inc.*                     375                5
Bally Total Fitness Holding Co.*                 175                5
U.S. Industries, Inc.                            320                4
Waddell & Reed Financial, Inc., Class A          147                4
Schweitzer-Mauduit International, Inc.           230                3
Bassett Furniture Industries, Inc.               200                3
GC Companies, Inc.*                              120                3
Aviall, Inc.                                     300                2
Octel Corp.*                                     200                2
Water Pik Tech Inc.*                             197                2
Highlands Insurance Group, Inc.*                 160                2
Abercrombie and Fitch Co., Class A*               92                2
Huttig. Bldg. Prods Inc.*                        289                1
Crown Vantage, Inc.*                             120                1
Momentum Business Application, Class A*           86                1
Crescendo Pharmaceuticals, Class A*               50                1
Allergan Specialty Ther., Inc., Class A*          40                1
Brunos, Inc.*                                     31                1
                                                        --------------

TOTAL COMMON STOCKS - 87.0%
    (Cost - $129,849,220)                                     246,077
                                                        --------------

PREFERRED STOCK - 0.0%
    (Cost - $19,016)
Sealed Air Corp., Class A                        475               24
                                                        --------------

WARRANTS - 0.0%
    (Cost - $162)
Morrison Knudsen Corp., Expire 2003*              46                1
                                                        --------------

--------------------------------------------------------------------------------
CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND                                    11

                                                            MARKET
                                          PRINCIPAL          VALUE
                                            (000)            (000)
-------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 13.0%
COMMERCIAL PAPER - 8.5%
American Express Co.,
    5.25%, 1/3/00                           $  9,521      $  9,521
    3.25%, 1/6/00                              2,788         2,788
Bell Atlantic Financial Services,
    5.00%, 1/7/00                              4,349         4,349
    5.20%, 1/7/00                              7,294         7,294
                                                       ------------
                                                            23,952
                                                       ------------
U.S. GOVERNMENT - 4.5%
Federal Home Loan Banks,
    4.0%, 1/4/00                              10,539        10,539
U. S. Treasury Bills,
    4.95%, 1/20/00**                             427           426
    5.17%, 1/20/00**                             827           825
    4.60%, 1/27/00 **                            203           202
    5.02%, 1/27/00**                             631           629
    5.08%, 3/2/00**                              229           227
                                                       ------------
                                                            12,848
                                                       ------------

TOTAL SHORT-TERM OBLIGATIONS
    (Cost - $36,800,224)                                    36,800
                                                       ------------

TOTAL INVESTMENTS IN SECURITIES - 100.0%
    (Total Cost - $166,668,622)                            282,902
Liabilities Less Cash and Other Assets   - 0.0%               (121)
                                                       ------------
NET ASSETS - 100.0%                                      $ 282,781
                                                       ============


*      Non-income producing securities.
** This security, or a portion thereof, was pledged as collateral for Stock Index Futures Contracts. At December 31, 1999, the Fund was long 109 S&P 500 Futures Contracts expiring in March 2000. Unrealized gains amounted to $1,140,437. Underlying face value was $37,078,713 and underlying market value was $38,219,150.



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                                        (IN THOUSANDS)
                                        --------------
ASSETS:
Investments at market value
   (Cost - $166,668,622)                  $ 282,902
Cash                                             15
Receivable for investments sold                  21
Receivable for fund shares sold                 140
Dividend receivable                             219
Interest receivable                               6
Variation margin receivables                     88
Investment for trustees' deferred
   compensation plan                            155
Other                                            42
                                        ------------
     TOTAL ASSETS                           283,588
                                        ------------

LIABILITIES:
Payable for investments purchased                80
Payable for fund shares repurchased             442
Deferred trustees' fees payable                 155
Accrued advisory fees payable                    58
Other accrued expenses (including
   $18,476 due to affiliate)                     72
                                        ------------
     TOTAL LIABILITIES                          807
                                        ------------

NET ASSETS (Equivalent to $22.83 per
   share based on 12,384,347 shares
   outstanding)                           $ 282,781
                                        ============

COMPONENTS OF NET ASSETS:
Paid in capital                           $ 164,089
Distributions in excess of net
  investment income                             (78)
Unrealized appreciation of investments      117,373
Accumulated net realized gain                 1,397
                                        ------------
NET ASSETS                                $ 282,781
                                        ============


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND                                    12



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

                                                     (IN THOUSANDS)
                                                     --------------
INVESTMENT INCOME
INCOME:
   Dividends (net of foreign taxes
   withheld of $26,775)                                     $ 2,695
   Interest                                                   1,728
                                                         -----------
                                                             4,423
EXPENSES:
   Investment advisory fees                                    608
   Custodian fees                                              158
   Administrative services                                      97
   Auditing and legal fees                                      37
   Other                                                        26
   Trustees' fees                                               10
                                                      -------------


   Total expenses                                              936
   Less expenses waived by adviser                            (328)
                                                      -------------


   Net Expenses                                                608

NET INVESTMENT INCOME                                        3,815
                                                      -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain from investments                        2,975
   Net realized gain from futures contracts                  4,645
   Net unrealized appreciation of investments               35,518
   Net unrealized gain from futures contracts                    8
                                                      -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS             43,146
                                                      -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $ 46,961
                                                      =============



STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED DECEMBER 31
                                                  1999              1998
                                                  ----              ----
                                                      (IN THOUSANDS)
                                                      --------------
OPERATIONS:
Net investment income                         $   3,815          $   3,387
Net realized gain from investments                2,975                737
Net realized gain from futures contracts          4,645              2,706
Net unrealized appreciation of
    investments                                  35,518             34,804
Unrealized appreciation on futures contracts          8              1,132
                                                --------           --------
Net increase in net assets from operations       46,961             42,766
                                                --------           --------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
    ($0.51 and $.40 per share)                   (6,138)            (4,108)
From net realized gain
    ($.0.46 and $.18 per share)                  (5,449)            (1,817)
                                                --------           --------

Total distributions to shareholders             (11,587)            (5,925)
                                                --------           --------

CAPITAL SHARE TRANSACTIONS:
    Net increase from capital share
    Transactions                                 40,932             53,326
                                                --------           --------

NET INCREASE IN NET ASSETS                       76,306             90,167

NET ASSETS:
Beginning of period                             206,475            116,308
                                                --------           --------
End of period (Including overdistributed
    net investment income of $77,548
    and $18,123, respectively)                $ 282,781         $  206,475
                                              ==========        ===========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND NOTES TO FINANCIAL STATEMENTS      13



1. UTILIZATION OF INDEXATION APPROACH. CIGNA Variable Products S&P 500 Index Fund (the "Fund") seeks to achieve its long term growth objective by attempting to replicate the total return performance, reduced by Fund expenses, of the Standard & Poor's 500 Composite Stock Price Index.

2. SIGNIFICANT ACCOUNTING POLICIES. The Fund is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities, including warrants, that are listed on a national securities exchange or part of the NASDAQ National Market System are valued at the last sale price or, if there has been no sale that day, at the last bid price. Debt and other equity securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued at the most recent bid price. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Trust's Board of Trustees.

FUTURES CONTRACTS - The Fund may purchase Standard & Poor's 500 futures contracts with the objective of earning returns on its short-term investments equivalent to returns on the Standard & Poor's 500 Composite Stock Price Index. As a result, the purchase of futures contracts simulates a fully invested position in the underlying index while maintaining liquidity. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there are unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

--------------------------------------------------------------------------------
CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND NOTES TO FINANCIAL STATEMENTS      14
(Continued)



3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.25% applied to the daily average net assets of the Fund. TimesSquare has voluntarily agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee but excluding interest, taxes, amortized organization expenses, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 0.25% of average daily net assets until April 30, 2001, and afterwards to the extent described in the Fund's prospectus.

The Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 1999, the Fund paid or accrued $96,624.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities, excluding short-term obligations, aggregated $27,917,378 and $4,430,149, respectively, for the year ended December 31, 1999. As of December 31, 1999, the cost of securities, excluding short term obligations, held for federal income tax purposes was $130,263,493. At December 31, 1999, unrealized appreciation for federal income tax purposes aggregated $115,838,542, of which $121,149,055 related to appreciated securities and $5,310,513 related to depreciated securities.

6. CAPITAL STOCK. The Fund offers an unlimited number of shares of beneficial interest without par value. Of the 12,384,347 shares outstanding at December 31, 1999, 12,229,351 shares were held by Connecticut General Life Insurance Company ("CG Life") relating to variable annuity and variable universal life insurance contracts issued by CG Life. The remainder, representing 1.3% of the shares outstanding, was held by an employee benefit plan established by CG Life for certain of its employees.


-----------------------------------------------------------------------------------------

Transactions in capital stock were as follows:

                                           Year Ended                   Year Ended
                                        December 31, 1999           December 31, 1998
                                       Shares      Amount          Shares      Amount
                                        (000)      (000)           (000)        (000)
-----------------------------------------------------------------------------------------

Amount sold                               2,989    $ 63,755          3,608      $ 61,841
Amount issued to shareholders
  in reinvestment of dividends
  and distributions                         518      11,587            320         5,925
                                      ---------- -----------      ---------  ------------
                                          3,507      75,342          3,928        67,766

Amount redeemed                          (1,590)    (34,410)          (811)      (14,440)
                                      ---------- -----------      ---------  ------------

Net increase                              1,917    $ 40,932          3,117      $ 53,326
                                      ========== ===========      =========  ============


--------------------------------------------------------------------------------
CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND NOTES TO FINANCIAL STATEMENTS      15
(Continued)

7. FINANCIAL HIGHLIGHTS. The following selected per share data, ratios and supplemental data is computed on the basis of a share outstanding throughout the period:


                                                           YEAR ENDED DECEMBER 31,
                                                1999        1998       1997       1996      1995
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD           $ 19.73    $ 15.83    $ 12.40    $ 10.75    $  8.19
                                             ----------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                         0.32       0.34       0.25       0.22       0.21
Net realized and unrealized gain (loss)           3.75       4.14       3.86       2.17       2.80
                                             ----------  ---------  ---------  ---------   ---------

TOTAL FROM INVESTMENT OPERATIONS                  4.07       4.48       4.11       2.39       3.01
                                                ------     ------     ------      -----      -----
LESS DISTRIBUTIONS:
From net investment income                       (0.51)     (0.40)     (0.32)     (0.29)     (0.27)
From capital gains                               (0.46)     (0.18)     (0.36)     (0.45)     (0.18)
                                               ----------  ---------  ---------   --------   --------

TOTAL DISTRIBUTIONS                              (0.97)     (0.58)     (0.68)     (0.74)     (0.45)
                                                 ------     ------     ------     ------     ------

NET ASSET VALUE, END OF PERIOD                 $ 22.83      19.73      15.83      12.40      10.75
                                              =========   ========   ========   ========   ========

TOTAL INVESTMENT RETURN (B)                      20.77%     28.60%     33.35%     22.48%     36.82%

RATIOS TO AVERAGE NET ASSETS:
Net Expenses                                      0.25%      0.25%      0.25%      0.60%      0.73%
Net investment income                             1.57%      2.14%      1.93%      1.78%      2.05%
Fees and expenses waived or borne by the
  Advisor                                         0.13%      0.19%      0.30%      0.04%         -
Portfolio turnover                                   3%         2%         4%         4%         4%
Net assets, end of period (000 omitted)        282,781    206,475    116,308     71,513     66,283


(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent difference between financial and tax accounting.
(b) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

--------------------------------------------------------------------------------
                                                                              16



REPORT OF INDEPENDENT ACCOUNTANTS





To the Trustees and Shareholders of CIGNA Variable Products S&P 500 Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Variable Products S&P 500 Index Fund (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

--------------------------------------------------------------------------------
CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND                                    17



TIMESSQUARE CAPITAL MANAGEMENT
In January 2000, CIGNA Investments, Inc, the Fund's manager, changed its name to TimesSquare Capital Management, Inc. The new name underscores the critical importance of investment management as a core CIGNA strength.

The TimesSquare Capital Management brand, like its namesake, symbolizes energy and renaissance, and accurately reflects our intention to be at the center of world commerce. It is also an expression of our ability to recognize and take advantage of global economic and market themes that can be integrated across investment disciplines.



-------------------------------------------------------------------------------------------------------------------
TRUSTEES                                                                              OFFICERS
                                           Thomas C. Jones
Hugh R. Beath                              PRESIDENT, CIGNA INVESTMENT                Richard H. Forde
ADVISORY DIRECTOR                          MANAGEMENT AND CHAIRMAN OF THE BOARD,      CHAIRMAN OF THE BOARD
ADMEDIA CORPORATE ADVISORS, INC.           TIMESSQUARE CAPITAL MANAGEMENT, INC.       AND PRESIDENT

                                           Paul J. McDonald
Richard H. Forde                           SENIOR EXECUTIVE VICE PRESIDENT
SENIOR MANAGING DIRECTOR                   AND CHIEF ADMINISTRATIVE OFFICER           Alfred A. Bingham III
TIMESSQUARE CAPITAL MANAGEMENT, INC.       FRIENDLY ICE CREAM CORPORATION             VICE PRESIDENT AND TREASURER

Russell H. Jones
VICE PRESIDENT AND TREASURER                                                          Jeffrey S. Winer
KAMAN CORPORATION                                                                     VICE PRESIDENT AND SECRETARY

--------------------------------------------------------------------------------------------------------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the Standard & Poor's Corporation (S&P) and have been licensed for use by CG Life. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

CIGNA Variable Products S&P 500 Index Fund is an open-end, diversified management investment company that seeks to achieve its long term growth objective by attempting to replicate the total return performance, reduced by Fund expenses, of the Standard & Poor's 500 Composite Stock Price Index. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.